Shareholders' Equity	6 Months Ended
Jun. 30, 2015
Equity [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]
Note 11 — Shareholders’ Equity

Ordinary Shares

Iao Kun is authorized to issue 500,000,000 Ordinary Shares, par value $.0001.  The authorized Ordinary Shares was increased from 200,000,000 to 500,000,000 as a result of a shareholder vote on September 24, 2013. The following summarizes the Ordinary Shares issued relating to achieving earnings targets or rolling chip turnover targets in association with the Company’s acquisitions of Kings’ Gaming, Bao Li Gaming and Oriental VIP room.

	Six Months
	Ended		Years Ended December 31,
	June 30, 2015		2014		2013

King's Gaming (Note 8)	N/A		-	(1)	-	(1)

Bao Li Gaming (Note 9)	1,025,000	(2)	1,250,000	(2)	N/A

Oriental VIP Room (Note 10)	-	(3)	1,250,000	(3)	N/A

(1)	King’s Gaming did not meet its Gross Profit Target for the years ended December 2014 or 2013, and therefore no shares for achieving those performance targets were issued.
(2)
Bao Li achieved the minimum rolling chip target and also reached the incremental earn out rolling chip target for 2013 and 2014, and therefore an aggregate of 1,250,000 and 1,025,000 Ordinary Shares were issued in the third quarter of 2014 and the second quarter of 2015, respectively.

(3)
The Oriental VIP Room achieved the minimum rolling chip target and also reached the incremental earn out rolling chip target for the 12 months ended June 30, 2014, and therefore an aggregate of 1,250,000 Ordinary Shares were issued in the fourth quarter of 2014.  The Oriental VIP Room achieved the minimum rolling chip target and also reached an additional incremental earn out rolling chip target for the 12 months ended June 30, 2015 and a total of 718,750 Ordinary Shares were issued during the third quarter of 2015.

The holders of the Ordinary Shares have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Ordinary Shares.

Directors Compensation

All of the Company’s directors presently receive annual compensation of $30,000 in cash and $20,000 payable in Ordinary Shares, valued at the average of the closing prices of the Ordinary Shares over the three-month period preceding the end of each fiscal year. The Ordinary Shares will be issued the following year.  The chairman of the audit committee will receive additional annual cash compensation of $10,000 and the other members of the audit committee will each receive additional annual cash compensation of $5,000. The chairman of the compensation and nominating committees each receive additional annual cash compensation of $5,000 and the other members of these committees each receive additional annual cash compensation of $3,000. Each director will also receive cash compensation of $1,000 for each board or committee meeting that he or she attends (whether in person or telephonically) that is at least an hour in duration and $500 for each board or committee meeting he or she attends that is less than an hour in duration.  Total director fees charged to operations during the three month periods ended June 30, 2015 and 2014 were $124,250 and $124,250, respectively; and during the six month periods ended June 30, 2015 and 2014 were $248,500 and $248,500, respectively.

Share Repurchase Program

In March 2013, the Board of Directors established a new share repurchase program with an expiration date at any time in the discretion of appropriate company officers (the “2013 Repurchase Plan”). The 2013 Repurchase Plan authorizes the Company to purchase up to four million of its Ordinary Shares on the open market at prices to be determined by the Company’s management. During the year ended December 31, 2013, the Company repurchased an aggregate of 732,900 Ordinary Shares for an aggregate purchase price of $2,295,849 pursuant to the 2013 Repurchase Plan.  During the year ended December 31, 2014, the Company repurchased an aggregate of 1,415,300 Ordinary Shares for an aggregate purchase price of $4,193,554 pursuant to the 2013 Repurchase Plan. During the six month period ended June 30, 2015, there were no shares repurchased.

Dividend

The Board of Directors has authorized a regular cash dividend each year after the release of the Company’s financial results for the six months ending June 30 (the “Six Month Dividend”), an amount per outstanding ordinary share to: (i) 15% of the Company’s non-GAAP net income (defined as operating income before amortization of intangible assets and change in fair value of contingent consideration) for the most recently completed six months ended June 30, divided by (ii) the number of Ordinary Shares outstanding on the record date for such dividend; and, an annual dividend each year after the release of the Company’s annual financial results (the “Annual Dividend”), equates to an amount per outstanding ordinary share equal to (i) 15% of the Company’s non-GAAP net income for the most recently completed fiscal year, less the amount paid pursuant to the immediately previous six-month dividend, divided by (ii) the number of Ordinary Shares outstanding on the record date for such dividend. For the Six Month Dividend payable for 2014, this is equal to a dividend of approximately $0.026 per share, which was paid on October 14, 2014. An additional dividend totaling $1,038,967 was paid on June 22, 2015 for 2014 Annual Dividend based upon the number of Ordinary Shares outstanding on June 5, 2015.

The record date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 15 days after the public release by the Company of the financial results for the applicable six-month period and fiscal year end. The payment date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 10 days after the record date.

Payment Date	Amount

September 2, 2011	$3,880,406

April 18, 2012	$7,527,988

August 31, 2012	$5,094,140

April 26, 2013	$4,142,199

September 20, 2013	$4,803,178

October 14, 2014	$1,539,260

June 22, 2015	$1,038,967

Preferred Stock

The Company is authorized to issue 1,150,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. There are no issued and outstanding preferred shares at June 30, 2015 and December 31, 2014.

Ordinary Shares Reserved for Future Issuance

At June 30, 2015 and December 31, 2014, the Company has reserved the following Ordinary Shares of its authorized but unissued Ordinary Shares for possible future issuance:

	June 30,	December 31,
	2015	2014

Officer and Director Shares	28,200	28,200

Contingently Issuable Incentive Shares-King's Gaming	600,000	600,000

Contingently Issuable Incentive Shares-Bao Li Gaming	1,250,000	2,275,000

Contingently Issuable Incentive Shares-Oriental VIP Room	1,968,750	2,500,000

Total	3,846,950	5,403,200

Hong Kong Stock Exchange Listing

On February 9, 2015, the Company was notified by the Hong Kong Stock Exchange (the "Stock Exchange") that based on the information provided to the Stock Exchange that, due to the declining financial performance of the Company, the unpredictability of the Company's revenues, the overall market conditions and the near term industrial outlook in Macau, and certain related party payments made to Pak Si, the Stock Exchange is unable to proceed further with the Company's listing application and the Company has elected to not continue with the application process at this time. Total expenses incurred for Hong Kong listing, included in Selling, General and Administrative expenses, were approximately $0 and $1,604,000 for three month periods ended June 30, 2015 and 2014, respectively; and $159,000 and $1,742,000 for six month periods ended June 30, 2015 and 2014, respectively.